ALLSTATE FINANCIAL CORPORATION

                         LETTER OF TRANSMITTAL

                             To Accompany

                             COMMON STOCK


 THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M.,
    EASTERN STANDARD TIME, ON JANUARY 12, 1996, UNLESS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). TENDERS MAY BE
      WITHDRAWN PRIOR TO THE EXPIRATION DATE, AND, UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE BY ALLSTATE FINANCIAL CORPORATION, AFTER 5:00 P.M., EASTERN STANDARD TIME, ON
                         JANUARY 24, 1996.

  To:  Shawmut Bank Connecticut, National Association, Exchange Agent


By Mail/Overnight Delivery:                      By Hand:

Shawmut Bank Connecticut,                 Shawmut Bank Connecticut,
 National Association                      National Association
777 Main Street, MSN 224                 Corporate Trust Operations
Hartford, CT  06115                            Lower Level
Attn: Patricia Williams                     777 Main Street
                                           Hartford, CT  06115


                       For Information Call:

                         (860) 986-2910


          The undersigned acknowledges that he, she or it has received and reviewed the Offering Circular, dated November 28, 1995 (the "Offering Circular"), of Allstate Financial Corporation, a Virginia corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000.00 principal amount of Convertible Subordinated Notes due September 30, 2000 (the "Notes") for each 157.48 shares of its Common Stock, no par value per share (the "Common Stock"), and understands the matters described therein.

         The Exchange Offer is not conditioned upon a minimum number of shares of Common Stock being tendered for exchange. To the extent the number of shares of Common Stock tendered by the holder thereof exceeds
157.48 (or a whole multiple thereof), the holder shall receive a new certificate representing the whole number of excess shares and a cash payment by the Company for any remaining fractional share at a rate of $6.35 per share of Common Stock. The Company is only authorized to issue up to $2,162,000 principal amount of Notes and therefore the Company will only purchase up to that number of shares of Common Stock properly tendered to it pursuant to the Exchange Offer that would allow it to issue Notes in an aggregate principal amount of up to $2,162,000. In the event shares of Common Stock in excess of such number are properly tendered to the Company for exchange pursuant to the terms of the Exchange Offer, the Company will only accept for exchange from each tendering holder of Common Stock (each, a "Common Stockholder") that stockholder's pro rata portion of the total number of shares of Common Stock properly tendered for exchange, rounded down to the nearest whole multiple of 157.48 shares. In this event, the excess shares of Common Stock tendered by the stockholder to the Company over the stockholder's pro rata amount of tendered shares, as rounded down to the nearest whole multiple of 157.48, will not be accepted by the Company for exchange, and each such stockholder shall receive a new certificate for shares of Common Stock representing the number of excess shares (the "Excess Shares") and a cash payment by the Company for any fractional share at a rate of $6.35 per share of Common Stock.

          The Exchange Offer is also subject to certain customary conditions, any or all of which may be waived by the Company.

          The Company reserves the right to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the time and date on which the Exchange Offer as so extended shall expire. The Company shall notify the Exchange Agent of any extension by written notice and shall make a public announcement thereof, prior to 9:00 A.M., eastern standard time, on the next business day after the previously scheduled Expiration Date.

          In the event that the Company modifies the consideration offered for the Common Stock tendered and accepted in the Exchange Offer, the modified consideration would be paid with regard to all shares of Common Stock tendered and accepted in the Exchange Offer. If the consideration is modified, the Exchange Offer will remain open at least ten business days from the date the Company first gives notice, by public announcement or otherwise, of such modification, if and to the extent required by applicable law.

          The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


<PAGE  >


Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Common Stock indicated below. Subject to, and effective upon, the Company's acceptance for exchange of the Common Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to any shares of Common Stock as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to the Common Stock with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver certificates representing shares of Common Stock and deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Notes, the Excess Shares and any cash consideration for fractional shares of Common Stock to which the undersigned is entitled upon the acceptance by the Company of shares of Common Stock under the Exchange Offer; (b) present certificates for cancellation and transfer of shares of Common Stock on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of shares of Common Stock, all in accordance with the terms of the Exchange Offer.

          The undersigned represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Exchange Agent or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the shares of Common Stock tendered hereby; and (c) the undersigned has read and agrees to all the terms of the Exchange Offer. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

          The undersigned understands that each 157.48 shares of Common Stock properly tendered and not withdrawn will be exchanged for $1,000 principal amount of Notes (or such other consideration as may be set forth in an amendment to the Offering Circular), upon the terms and subject to the conditions of the Offering Circular. The undersigned further understands that the Company is only authorized to issue up to $2,162,000 principal amount of Notes and therefore the Company will only purchase up to that number of shares of Common Stock properly tendered to it pursuant to the Exchange Offer that would allow it to issue Notes in an aggregate principal amount of up to $2,162,000. In the event shares of Common Stock in excess of this number are properly tendered to the Company for exchange pursuant to the terms of the Exchange Offer, the Company will only accept for exchange from each tendering Common Stockholder that stockholder's pro rata portion of the total number of shares of Common Stock properly tendered for exchange, rounded down to the nearest whole multiple of 157.48 shares. In this event, the Excess Shares of Common Stock tendered by the stockholder to the Company over the stockholder's pro rata amount of tendered shares, as rounded down to the nearest whole multiple of 157.48, will not be accepted by the Company for exchange, and each such stockholder shall receive a new certificate for shares of Common Stock representing the number of Excess Shares and a cash payment by the Company for any fractional share at a rate of $6.35 per share of Common Stock.

          The undersigned recognizes that the Exchange Offer is conditioned upon the satisfaction of certain conditions specified in the Offering Circular.
The undersigned further recognizes that the Company may waive any or all of these conditions.

          The undersigned recognizes that tenders of shares of Common Stock pursuant to any one of the procedures described under the captions "The Exchange Offer - Procedures for Tendering" and "-Guaranteed Delivery Procedure" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

          The undersigned recognizes that under certain circumstances set forth in the Offering Circular the Company may not accept a portion of the shares of Common Stock tendered by the undersigned. Shares of Common Stock not accepted by the Company or withdrawn will be returned to the undersigned at the address specified in the first column of the table below entitled "Description of Common Stock" unless otherwise indicated under "Special Delivery Instructions" below.

          This tender may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

          Unless otherwise indicated in the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance and Delivery Instructions" below, please send the Notes, and any cash consideration in respect of fractional shares, for the tendered shares of Common Stock (and, if applicable, substitute Common Stock certificates for any shares of Common Stock not accepted, including Excess Shares) to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance and Delivery Instructions" to transfer any shares of Common Stock from the name of the registered holder thereof if the Company does not accept any of the shares of Common Stock so tendered.


          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF COMMON STOCK" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE
SHARES OF COMMON STOCK AS SET FORTH IN SUCH BOX BELOW.



IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH THE CERTIFICATES FOR COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

<PAGE >

                        PLEASE SIGN HERE
           (TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS)
       (See Instructions 1 and 3 and the following paragraph)

 ....................................................................
 ....................................................................
                Signature(s) of Owner(s)                        Date

 ....................................................................
                 Area Code and Tel. No.

Must be signed by the registered holder(s) exactly as their name(s) appear(s) on the certificate(s) representing shares of Common Stock or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
 ....................................................................

 ....................................................................
                        (Please Type or Print)
Capacity: ..........................................................

Address:............................................................

 ....................................................................
                                                  (Include Zip Code)

                       SIGNATURE GUARANTEE
                  (If Required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:


 ....................................................................
                     (Authorized Signature)

 ....................................................................
                   (Please Type or Print Name)

 ....................................................................
                             (Title)

 ....................................................................
                           (Name of Firm)

Dated: .............................................................


<PAGE >
                PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX BELOW

          This Letter of Transmittal must be used whether certificates for shares of Common Stock are to be forwarded herewith or whether the guaranteed delivery procedure has been utilized.

          Your bank or broker can assist you in completing this form. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Exchange Agent or the Company.

          List below the shares of Common Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and number of shares of Common Stock on a separate SIGNED schedule and affix such schedule to this Letter of Transmittal.

                    DESCRIPTION OF COMMON STOCK
-------------------------------------------------------------------------------
                               |                |  Number of      |            |
Name(s) and Address(es)        |                |  Shares         |  Number of |
of Registered Holder(s)        |  Certificate   |  Represented by |   Shares   |
(Please fill in, if blank)     |   Number(s)    |  Certificate(s) |  Tendered* |
-------------------------------|----------------|-----------------|------------|
_______________________________|________________|_________________|____________|
                               |                |                 |            |
_______________________________|________________|_________________|____________|
                               |                |                 |            |
_______________________________|________________|_________________|____________|
                               |                |                 |            |
_______________________________|Total Shares____|_________________|____________|


* Unless otherwise indicated in this column, a shareholder that delivers shares of Common Stock through physical delivery of certificates will be deemed to have tendered the aggregate number of shares of Common Stock specified in the third column or, if none, by the certificate or certificates specified in the second column or, if none, the aggregate number of all shares of Common Stock held by the registered holder indicated in the first column. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES OF COMMON STOCK WERE TENDERED AND ARE NOW BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (See Instruction 1):

  Name of Registered Owner(s):......................................
  Window Ticket No. (if any):.......................................
  Date of Execution of Notice of Guaranteed Delivery:...............
  Name of Eligible Institution which Guaranteed Delivery: ..........


<PAGE >


                      SPECIAL ISSUANCE AND DELIVERY
                             INSTRUCTIONS
                       (See Instructions 3 and 4)

  To be completed ONLY if certificates for shares of Common Stock not accepted, including Excess Shares, are to be registered in the name of and sent to someone other than the person or persons whose signature(s) ap-pear(s) on this Letter of Transmittal above.

Issue and mail:
  shares of Common Stock to:


Name(s):  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                             (Please Type or Print)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                             (Please Type or Print)

Address: .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                               (Zip Code)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Employer Identification or Social Security No.)



                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)


  To be completed ONLY if certificates for shares of Common Stock not accepted, including Excess Shares, and/or the Notes and any cash consider-ation for fractional shares of Common Stock for the accepted shares of Common Stock are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Description of Common Stock" on this Letter of Transmittal above.

Mail or deliver:

  The Notes;
  Cash consideration; and
  Shares of Common Stock to:


Name(s):  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                              (Please Type or Print)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                              (Please Type or Print)

Address: .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                  (Zip Code)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (Employer Identification or Social Security No.)



<PAGE >

           TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                       (See Instruction 5)

                       SUBSTITUTE FORM W-9
          PAYOR'S NAME:  ALLSTATE FINANCIAL CORPORATION


------------------------------------------------------------------------------

Part I - Taxpayer Identification
          Number ("TIN")               ______________________________________
PLEASE PROVIDE YOUR TIN IN             Name (if joint names, list first
THE BOX TO THE RIGHT AND  [_________]  and circle the name of the person
CERTIFY BY SIGNING AND                 or entity whose number you enter in
DATING BELOW.                          Part 1 below)
                                       ____________________________________
                                                Business Name
Part II - For Payees Exempt
     from Backup Withholding           ____________________________________
If you are an exempt recipient,             Address (number and street)
you should complete this form
to avoid possible erroneous
backup withholding.  Enter             ____________________________________
your correct TIN in Part I,                  City, State, and ZIP code
write "Exempt" in the box
to the right, sign and
date the form.            [___________]



SUBSTITUTE           |  CERTIFICATION - Under the penalties of perjury, I
                     |  certify that:
FORM W-9             |  (1)  the number shown on this form is my correct
                     |       taxpayer identification number (or I am waiting
                     |       for a number to be issued to me), and
                     |
Department of        |
the Treasury         |  (2)  I am not subject to backup withholding either
Internal Revenue     |       because:  (a) I am exempt from backup
Service              |       withholding, or (b) I have not been notified by
                     |       the Internal Revenue Service (the "IRS") that I
                     |       am subject to backup withholding as a
Payor's Request      |       result of a failure to report all interest or
for Taxpayer         |       dividends, or (c) the IRS has notified me that
Identification       |       I am no longer subject to backup withholding.
Number (TIN)         |
                     |
                     |  CERTIFICATION INSTRUCTIONS - You must cross out item
                     |  (2) above if you have been notified by the IRS that
                     |  you are currently subject to backup withholding
                     |  because of underreporting of interest or dividends on
                     |  your tax return.
                     |
                     |  _______________________    ______________________
                     |        Signature                     Date
-------------------------------------------------------------------------------
<PAGE >
                                INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

          1. Delivery of this Letter and Certificates; Guaranteed Delivery Procedure. This Letter is to be used whether certificates are to be forwarded herewith pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer-Procedures for Tendering," or whether tenders were made pursuant to the procedure for guaranteed delivery set forth below and in the Offering Circular under the caption "The Exchange Offer-Guaranteed Delivery Procedure." Certificates for shares of Common Stock, as well as a properly completed and duly executed copy of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein. The method of delivery of this Letter, the Common Stock and any other required documents is at the election and risk of the Common Stockholder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If certificates for shares of Common Stock are sent by mail, it is suggested that registered mail be used and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to the Expiration Date.

          Common Stockholders whose certificates representing the shares of Common Stock that they wish to tender are not immediately available or who cannot deliver their certificates or any other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of Common Stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular. Pursuant to that procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Offering Circular); (ii) by the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery by mail or hand delivery setting forth the name and address of the Common Stockholder and the number of shares of Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three over-the-counter market trading days after the Expiration Date, the Common Stock certificates, together with a properly completed and duly executed Letter and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) for all tendered shares of Common Stock and a properly completed and duly executed copy of this Letter, and all other documents required by this Letter, must be received by the Exchange Agent within three over-the-counter market trading days after the Expiration Date, all as provided in the Offering Circular under the caption "The Exchange Offer-Guaranteed Delivery Procedure."

          See "The Exchange Offer" section of the Offering Circular.

          2. Partial Tenders and Withdrawals. If less than the entire number of shares of Common Stock evidenced by a submitted certificate is to be tender-ed, the tendering Common Stockholder should fill in the number of shares to be tendered in the column entitled "Number of Shares Tendered" in the box above entitled "Description of Common Stock." Reissued shares of Common
Stock for the number of shares not exchanged will be sent to such Common Stockholder, unless otherwise provided in the appropriate box on this Letter, as soon as practicable after the Expiration Date. The aggregate number of shares of all Common Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          Any Common Stockholder of record who has tendered shares of Common Stock may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date, and, unless such tenders have previously been accepted for exchange by the Company, after 5:00 P.M., eastern standard time on January 24, 1996. For a withdrawal to be effective, the Exchange Agent must timely receive a written notice of withdrawal at its address set forth herein. Any notice of withdrawal must specify the name of the person having tendered the shares of Common Stock to be withdrawn, the aggregate number of shares of Common Stock to be withdrawn and the name of the registered holder(s), if different from the name of the person having tendered the shares of Common Stock to be withdrawn. If the certificates have been delivered or otherwise identified to the Exchange Agent, the serial numbers shown on the particular certificates evidencing the shares of Common Stock to be withdrawn and a signed notice of withdrawal with such signature guaranteed by an Eligible Institution (except in the case of shares of Common Stock tendered by an Eligible Institution) must be submitted prior to the release of the certificates or the shares of Common Stock to be withdrawn. Withdrawals of tendered shares of Common Stock may not be rescinded, and any shares of Common Stock properly withdrawn will thereafter be deemed not to be validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn shares of Common Stock may be retendered by again following one of the procedures described herein so long as the retender is made prior to the Expiration Date.

          All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole discretion, which determination will be final and binding on all parties.
None of the Company, the Exchange Agent or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice.

          3. Signatures on this Letter, Stock Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder of the Common Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate representing such Common Stock without any change whatsoever.

          If any tendered shares of Common Stock are owned of record by two or more joint owners, all such owners must sign this Letter.

          If any tendered shares of Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

          When this Letter is signed by the registered holder or holders of the shares of Common Stock specified herein and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, the Notes are to be issued, or the Excess Shares or certificates for any untendered shares of Common Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required.

          If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s).

          If this Letter or a Notice of Guaranteed Delivery or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

          Endorsements on certificates for Common Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by a guarantor that is a member of a "Signature Guarantee Program" recognized by the Exchange Agent, i.e., Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchanges Medallion
Signature Program.

          Signatures on this Letter need not be guaranteed as provided above, provided the shares of Common Stock are tendered: (i) by a registered holder of such Common Stock who has not completed the box entitled "Special Issuance and Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution.


          4. Special Issuance and Delivery Instructions. Tendering Common Stockholders should indicate in the applicable box the name and address to which the Notes, any cash consideration for fractional shares of Common Stock and/or substitute certificates evidencing Common Stock for the number of shares of Common Stock not exchanged, including Excess Shares, are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no instructions are given, the Common Stock not exchanged, including Excess Shares, will be returned to the name and address of the person signing this Letter.

          5. Tax Identification Number. Federal income tax law requires that a Common Stockholder whose tendered Common Stock is accepted for exchange by the Company must provide the Company (as payor) with his or her correct
Taxpayer Identification Number ("TIN"), which, in the case of a tendering
Common Stockholder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Common Stockholder will be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") unless such failure to provide such TIN is due to reasonable cause and not to willful neglect. In addition, delivery to such Common Stockholder of the Notes and any cash consideration for fractional shares of Common Stock may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

          Exempt Common Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

          To prevent backup withholding, each tendering Common Stockholder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Common Stockholder is awaiting a TIN) and that (i) the Common Stockholder is exempt from backup withholding, (ii) the Common Stockholder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Common Stockholder that he or she is no longer subject to backup withholding. In order to satisfy the Exchange Agent and the Company that a foreign individual qualifies as an exempt recipient, a Common Stockholder must submit a statement signed under penalty of perjury attesting to such exempt status. These statements may be obtained from the Exchange Agent and the Company. If the shares of Common Stock are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "applied for" in lieu of your TIN in Part I of the Substitute Form
W-9, and sign and date the form. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

          6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and sale of Common Stock to it or its order pursuant to the Exchange Offer. If, however, the Notes, any cash consideration for fractional shares of Common Stock and/or certificates for Common Stock for the number of shares of Common Stock not exchanged, including Excess Shares, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Common Stock tendered hereby, or if a tendered certificate representing Common Stock is registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer and sale of Common Stock to the Company or its order pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Common Stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the tendering Common Stockholder.


          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter.


          7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any conditions enumerated in the Offering Circular.

          8. No Conditional Offers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Common Stockholders, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Common Stock for exchange.

          None of the Company, the Exchange Agent or any other person is obligated to give notice of defects or irregularities in any tender of the Common Stock, nor shall any of them incur any liability for failure to give any such notice.

          9. Mutilated, Lost, Stolen or Destroyed Common Stock Certificates. Any Common Stockholder whose certificates for Common Stock have been mutilated, lost, stolen or destroyed should contact the Company's Stock Transfer Agent at the following address for further instructions: Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016 (telephone no.: (908) 272-8511).

          10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at its addresses or telephone number set forth below.

          The Letter of Transmittal, certificates for shares of Common Stock and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth herein. Shareholders may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Exchange Offer.


                               Exchange Agent:

              Shawmut Bank Connecticut, National Association



By Mail/Overnight Delivery:                      By Hand:

Shawmut Bank Connecticut,                 Shawmut Bank Connecticut,
 National Association                      National Association
777 Main Street, MSN 224                 Corporate Trust Operations
Hartford, CT  06115                            Lower Level
Attn: Patricia Williams                      777 Main Street
                                           Hartford, CT  06115


                       For Information Call:

                         (860) 986-2910


     In addition, all questions relating to the Exchange Offer may be directed to Mr. Craig Fishman at the Company at (703) 931-2274.

<PAGE  >


                GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.
- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.




For this type of account:          Give the SOCIAL SECURITY number of-
-------------------------------------------------------------------------------
1. An individual's account         The individual


2. Two or more individuals         The actual owner if combined funds, any
   (joint account)                 of the account or, one of the individuals(a)

3. Husband and wife                The actual owner of the account or, if
  (joint account)                  joint funds, either person(1)

4. Custodian account of            The minor(2)
   a minor (Uniform Gift
   to Minors Act)

5. Adult and minor                 The adult or, if the minor is the only
  (joint account)                  contributor, the minor(1)

6. Account in the name of          The ward, minor, or incompetent person(3)
   guardian or committee for
   a designated ward, minor,
   or incompetent person

7. a.  The usual revocable         The grantor-trustee(1)
       savings trust account
       (grantor is also
        trustee)


   b.  So-called trust             The actual owner(1)
       account that is not
       legal or valid trust
       under State law

8. Sole proprietorship             The owner(4)
   account


For this type of account:          Give the EMPLOYER IDENTIFICATION number of-
-----------------------------------------------------------------------------
9. A valid trust, estate           Legal Entity (Do not furnish the identifying
   or pension trust                number of the personal representative or
                                   trustee unless the legal entity itself is not designated in the account title.)(5)

10. Corporate account              The corporation

11. Religious,charitable,          The organization
    educational organization
       account

12. Partnership account held       The partnership
    in the name of the
    business

13. Association, club or           The organization
    other tax-exempt
    organization

14. A broker or registered         The broker or nominee
    nominee

15. Account with the Depart-       The public entity
    ment of Agriculture in
    the name of a public
    entity (such as a State
    or local government,
    school district, or
    prison) that receives
    agricultural program payments


(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name, and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


<PAGE >


           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                    NUMBER ON SUBSTITUTE FORM W-9


The Tax Identification Number ("TIN") provided in the Substitute Form W-9 should be that of the tendering Holder

For a joint account, only that person whose TIN is furnished should sign the Substitute Form W-9.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


Note: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.


As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form and give it to the requester.



Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For purposes of this tender offer, only payees listed in (1) through (13), and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

(1) A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).

(3) The United States or any of its agencies or instrumentalities.

(4) A State, the District of Columbia, a possession of the United States, or any or their political subdivisions, or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6) An international organization or any of its agencies or instrumentalities.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publications of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947. If you are a nonresident alien or a foreign entity not subject to backup withhold-ing, give the payer a completed Form W-8 Certificate of Foreign Status.



(1) Civil Penalty for False Information With Respect to Withholding - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(2) Criminal Penalty for Falsifying Information - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.